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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                  FORM 8-K/A
                              AMENDMENT NO. 1 TO


                                 CURRENT REPORT

                          PURSUANT TO SECTION 13 or 15(d)

                       OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 11, 1995
                                                   -----------------


                        THE UNITED ILLUMINATING COMPANY
                        --------------------------------
              (Exact name of registrant as specified in its charter)



      Connecticut                      1-6788            06-0571640
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(State, or other jurisdiction        (Commission        (IRS Employer
 of Incorporation)                   File Number)      Identification No.)



157 Church Street, New Haven, Connecticut                    06506
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(Address of principal executive offices)                   (Zip Code)



Registrant's Telephone Number,
Including Area Code                                      (203) 499-2000
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                                   None
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      (Former name or former address, if changed since last report)


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Item 4.        Change in Registrant's Certifying Accountant.

               On December 11, 1995, the Board of Directors of the

Registrant voted to employ Price Waterhouse LLP as the principal accountant to audit the Registrant's financial statements for the fiscal year 1996.  The engagement of Coopers & Lybrand L.L.P., which has been employed as the principal accountant to audit the

Registrant's financial statements for the fiscal year 1995, will terminate when that audit is completed in 1996.

               The reports of Coopers & Lybrand L.L.P. on the financial

statements of the Registrant for the fiscal years 1993 and 1994 have not contained any adverse opinion or a disclaimer of opinion, and neither of these reports was qualified or modified as to uncertainty,

audit scope or accounting principles.  During the fiscal years 1993,

1994 and through December 11, 1995, the Registrant had no disagreement with Coopers & Lybrand L.L.P. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure; and no event of the kinds listed in paragraphs (v) (A)

through (D) of Regulation S-K Item 304(a)(1) occurred.

               Neither the Registrant, nor any other person on behalf of

the Registrant, has, at any time during the fiscal years 1993, 1994 and/or through December 11, 1995, consulted Price Waterhouse LLP on items that (1) were or should have been subject to SAS 50 or (2)

concerned the subject matter of a disagreement or reportable event with Coopers & Lybrand L.L.P. (as described in Regulation S-K Item

304(a)(2)).

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Item 7.        Financial Statements and Exhibits.

(c)  Exhibits

Exhibit
 Table
 Item          Exhibit
Number         Number               Description
------         -------              -----------

 (16)            (1)          Letter of Coopers & Lybrand L.L.P.


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                                SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      THE UNITED ILLUMINATING COMPANY
                                              Registrant





         01/02/96                      By      /s/ Robert L. Fiscus
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                                                   Robert L. Fiscus
                                                    President and
                                                Chief Financial Officer

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